                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: SONICblue Inc                      CASE NO. 03-51775 msj, 03-51776 msj,
       Diamond Multimedia Systems, Inc    03-51777 msj, 03-51778 msj
       ReplayTV, Inc
       Sensory Science Corporation        CHAPTER 11
                                          MONTHLY OPERATING REPORT
                                          (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED: Nov-03                                 PETITION DATE: 03/21/03

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ____ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in $1

                                                                   END OF CURRENT   END OF PRIOR  AS OF PETITION
                                                                       MONTH           MONTH          FILING
2.   ASSET AND LIABILITY STRUCTURE                                 --------------   ------------  --------------
     a. Current Assets                                            $   83,261,497   $ 85,443,057  $  167,641,723
                                                                  --------------   ------------  --------------
     b. Total Assets                                              $   83,261,497   $ 85,443,057  $  171,565,518
                                                                  --------------   ------------  --------------
     c. Current Liabilities                                       $    2,396,450   $  2,133,337  $  259,140,287
                                                                  --------------   ------------  --------------
     d. Total Liabilities                                         $  241,423,718   $242,161,768  $  283,757,820
                                                                  --------------   ------------  --------------

                                                                                                    CUMULATIVE
                                                                     CURRENT MONTH    PRIOR MONTH   (CASE TO DATE)
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH            -------------    -----------   --------------
     a. Total Receipts (includes net cash rec'd/paid to acquirer)     $    924,611    $24,967,628   $   95,597,557
                                                                     -------------    -----------   --------------
     b. Total Disbursements                                           $  1,161,786    $   637,867   $   37,883,576
                                                                     -------------    -----------   --------------
     c. Excess (Deficiency) of Receipts Over Disbursements (a - b)   ($    237,175)   $24,329,761   $   57,713,981
                                                                     -------------    -----------   --------------
     d. Cash Balance Beginning of Month                               $ 60,995,477    $36,665,716   $    3,064,884
                                                                     -------------    -----------   --------------
     e. Cash Balance End of Month (c + d)                             $ 60,758,302    $60,995,477   $   60,778,865
                                                                     -------------    -----------   --------------

                                                                                                    CUMULATIVE
                                                                   CURRENT MONTH    PRIOR MONTH   (CASE TO DATE)
                                                                   -------------    -----------   --------------
4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                ($    420,837)   ($4,016,102)    ($84,221,084)
                                                                   -------------    -----------   --------------
5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)                    $          0     $        0
                                                                   -------------    -----------
6.   POST-PETITION LIABILITIES                                      $  2,396,450     $2,133,337
                                                                   -------------    -----------
7.   PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)         $          0     $        0
                                                                   -------------    -----------

                                                                                                       YES        NO
AT THE END OF THIS REPORTING MONTH:                                                               -------------  ----
8.   Have any payments been made on pre-petition debt, other than payments in the normal          X (Exhibit 1)
     course to secured creditors or lessors? (if yes, attach listing including date of            -------------  ----
     payment, amount of payment and name of payee)

9.   Have any payments been made to professionals? (if yes, attach listing including date of      X (Exhibit 2)
     payment, amount of payment and name of payee)                                                -------------  ----

10.  If the answer is yes to 8 or 9, were all such payments approved by the court?                     X
                                                                                                  -------------  ----
11.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,        X (Exhibit 3)
     attach listing including date of payment, amount and reason for payment, and name of payee)  -------------  ----

12.  Is the estate insured for replacement cost of assets and for general liability?                   X
                                                                                                  -------------  ----
13.  Are a plan and disclosure statement on file?                                                                 X
                                                                                                  -------------  ----
14.  Was there any post-petition borrowing during this reporting period?                                          X
                                                                                                  -------------  ----

15. Check if paid: Post-petition taxes X ; U.S. Trustee Quarterly Fees X ; Check if filing is current for: Post-petition tax reporting and tax returns: ____ 2002 tax return preparation is in progress
     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: -------------------        ---------------------------------------------
                                 Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 11/30/03

                                                            FROM SCHEDULES    MARKET VALUE
                                                            --------------    -------------
     ASSETS
         CURRENT ASSETS

 1              Cash and cash equivalents - unrestricted                      $  59,805,584
                                                                              -------------
 2              Cash and cash equivalents - restricted                        $     952,718
                                                                              -------------
 3              Accounts receivable (net)                         A           $           0
                                                                              -------------
 4              Inventory                                         B           $           0
                                                                              -------------
 5              Prepaid expenses                                              $     442,907
                                                                              -------------
 6              Professional retainers
                                                                              --------------
 7              Other: UMC Investment @ FMV                                   $  22,060,288
                                                                              --------------
 8              Patents                                                          unknown
                ------------------------------------------                    -------------
 9                           TOTAL CURRENT ASSETS                             $  83,261,497
                                                                              -------------
         PROPERTY AND EQUIPMENT (MARKET VALUE)

10              Real property                                     C           $           0
                                                                              -------------
11              Machinery and equipment                           D           $           0
                                                                              -------------
12              Furniture and fixtures                            D           $           0
                                                                              -------------
13              Office equipment                                  D           $           0
                                                                              -------------
14              Leasehold improvements                            D           $           0
                                                                              -------------
15              Vehicles                                          D           $           0
                                                                              -------------
16              Other: -----------------------------------        D           -------------

17              ------------------------------------------        D           -------------

18              ------------------------------------------        D           -------------

19              ------------------------------------------        D           -------------

20              ------------------------------------------        D           -------------

21                           TOTAL PROPERTY AND EQUIPMENT                     $           0
                                                                              -------------

         OTHER ASSETS

22              Loans to shareholders
                                                                              -------------
23              Loans to affiliates

24              ------------------------------------------                    -------------

25              ------------------------------------------                    -------------

26              ------------------------------------------                    -------------

27              ------------------------------------------                    -------------

28                           TOTAL OTHER ASSETS                               $           0
                                                                              -------------
29                           TOTAL ASSETS                                     $  83,261,497
                                                                              =============

     NOTE:

          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

         POST-PETITION

            CURRENT LIABILITIES

30              Salaries and wages                                             $     63,158
                                                                              -------------
31              Payroll taxes                                                 -------------

32              Real and personal property taxes                              -------------

33              Income taxes                                                  -------------

34              Sales taxes                                                   -------------

35              Notes payable (short term)                                    -------------

36              Accounts payable (trade)                          A            $  2,078,056

37              Real property lease arrearage                                 -------------

38              Personal property lease arrearage                             -------------

39              Accrued professional fees                                     -------------

40              Current portion of long-term post-petition
                   debt (due within 12 months)                                -------------
41              Other: Payable to acquirer of sold/
                   discontinued product lines                                  $    255,236
42              ------------------------------------------                    -------------

43              ------------------------------------------                    -------------

44              TOTAL CURRENT LIABILITIES                                      $  2,396,450
                                                                              -------------

45          LONG-TERM POST-PETITION DEBT, NET OF CURRENT
                PORTION                                                       -------------

46              TOTAL POST-PETITION LIABILITIES                                $  2,396,450
                                                                              ------------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47              Secured claims                                    F            $          0
                                                                              -------------
48              Priority unsecured claims                         F            $          0
                                                                              -------------
49              General unsecured claims                          F            $          0
                                                                              -------------
50              TOTAL PRE-PETITION LIABILITIES                                 $239,027,268
                                                                              -------------
51              TOTAL LIABILITIES                                              $241,423,718
                                                                              -------------

     EQUITY (DEFICIT)

52          Retained Earnings/(Deficit) at time of
               filing                                                         ($644,469,546)
                                                                              -------------
53          Capital Stock                                                      $419,094,388
                                                                              -------------
54          Additional paid-in capital                                         $156,761,274
                                                                              -------------
55          Cumulative profit/(loss) since filing of
               case                                                           ($ 84,221,084)
                                                                              -------------
56          Post-petition contributions/
               (distributions) or (draws)                                     -------------
57          ------------------------------------------                        -------------

58          Market value adjustment                           (UMC mark       ($  5,327,253)
                                                              to market)
                                                                              -------------
59              TOTAL EQUITY (DEFICIT)                                        ($158,162,221)
                                                                              -------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                    $ 83,261,497
                                                                              =============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                           ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE       PAST DUE
 RECEIVABLES AND PAYABLES AGINGS         [PRE AND POST PETITION]   [POST PETITION]    POST PETITION DEBT
                                         -----------------------   ----------------   ------------------
   0 -30 Days                            $                     0   $      2,078,056
                                         -----------------------   ----------------
   31-60 Days                            $                     0
                                         -----------------------   ----------------
   61-90 Days                            $                     0                      $                0
                                         -----------------------   ----------------   ------------------
   91+ Days                              $               771,458
                                         -----------------------   ----------------
Total accounts receivable/payable        $               771,458   $      2,078,056
                                         -----------------------   ================
Allowance for doubtful accounts          $               771,458
                                         -----------------------
Accounts receivable (net)                $                     0
                                         =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD



                                    INVENTORY(IES)       COST OF GOODS SOLD
                                    BALANCE AT      ----------------------------
TYPES AND AMOUNT OF INVENTORY(IES)  END OF MONTH    INVENTORY BEGINNING OF MONTH $                0
----------------------------------  --------------                               ------------------
                                                    Add -
Retail/Restaurants -                                  Net purchase               ------------------

  Product for resale                $            0    Direct labor               ------------------

                                    --------------    Manufacturing overhead     ------------------

Distribution -                                        Freight in                 ------------------

  Products for resale               --------------    Other:                     ------------------
                                                                                 $                0
                                                      -------------------------- ------------------
Manufacturer -                                        -------------------------- ------------------

  Raw Materials                     --------------  Less -

  Work-in-progress                  --------------    Inventory End of Month     $                0

  Finished goods                    --------------                               ------------------
                                                      Shrinkage
                                                                                 ------------------

Other - Explain                     --------------    Personal Use               ------------------
----------------------------------
                                                    Cost of Goods Sold           $                0
----------------------------------                                               ==================
    TOTAL                           $            0
                                    ==============

METHOD OF INVENTORY CONTROL                         INVENTORY VALUATION METHODS

Do you have a functioning perpetual inventory       Indicate by a checkmark
system?                                             method of inventory used.
      Yes           No
         ---------     --------
How often do you take a complete physical           Valuation methods -
inventory?
                                                      FIFO cost         -------

  Weekly             ------------                     LIFO cost         -------

  Monthly            ------------                     Lower of cost
                                                        or market       -------

  Quarterly          ------------                     Retail method     -------

  Semi-annually      ------------                     Other             -------

  Annually           ------------                       Explain         -------

Date of last physical inventory was
                                    --------------  -----------------------------------------------

                                                    -----------------------------------------------
Date of next physical inventory is
                                    --------------  -----------------------------------------------

                                   SCHEDULE C
                                 REAL PROPERTY

Description                                         COST       MARKET VALUE
                                                   ------      ------------
   --------------------------------------------    ------      ------------

   --------------------------------------------    ------      ------------

   --------------------------------------------    ------      ------------

   --------------------------------------------    ------      ------------

   --------------------------------------------    ------      ------------

   --------------------------------------------    ------      ------------
   Total                                           $    0      $          0
                                                   ======      ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSET

Description                                         COST       MARKET VALUE
Machinery & Equipment -                            ------      ------------
   --------------------------------------------    ------      ------------

   --------------------------------------------    ------      ------------

   --------------------------------------------    ------      ------------

   --------------------------------------------    ------      ------------
   Total                                           $    0      $          0
                                                   ======      ============
Furniture & Fixtures -

   --------------------------------------------    ------      ------------

   --------------------------------------------    ------      ------------

   --------------------------------------------    ------      ------------

   --------------------------------------------    ------      ------------
   Total                                           $    0      $          0
                                                   ======      ============
Office Equipment -

   --------------------------------------------    ------      ------------

   --------------------------------------------    ------      ------------

   --------------------------------------------    ------      ------------
   Total                                           $    0      $          0
                                                   ======      ============
Leasehold Improvements -

   --------------------------------------------    ------      ------------

   --------------------------------------------    ------      ------------

   --------------------------------------------    ------      ------------

   --------------------------------------------    ------      ------------
   Total                                           $    0      $          0
                                                   ======      ============
Vehicles -

   --------------------------------------------    ------      ------------

   --------------------------------------------    ------      ------------

   --------------------------------------------    ------      ------------

   --------------------------------------------    ------      ------------
   Total                                           $    0      $          0
                                                   ======      ============

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 11/30/03

          CURRENT MONTH
---------------------------------
                                                                                          CUMULATIVE    NEXT MONTH
  ACTUAL     FORECAST    VARIANCE                                                       (CASE TO DATE)   FORECAST
----------  ---------    --------                                                       --------------  ----------
                                       REVENUES:
 $      0                $      0    1   Gross Sales                                     $ 7,257,704
---------   ---------   ---------                                                       ------------      -----
                         $      0    2   less: Sales Returns & Allowances                $ 4,063,280
---------   ---------   ---------                                                       ------------      -----
            $       0    $      0    3   Net Sales                                       $ 3,194,424      $   0
---------   ---------   ---------                                                       ------------      -----
                         $      0    4   less: Cost of Goods Sold  (Schedule 'B')        $ 2,236,107
---------   ---------   ---------                                                       ------------      -----
            $       0    $      0    5   Gross Profit                                    $   958,317      $   0
---------   ---------   ---------                                                       ------------      -----
                         $      0    6   Interest                                        $         0
---------   ---------   ---------                                                       ------------      -----
 $      0                $      0    7   Other Income:                                   $ 3,314,321
---------   ---------   ---------                              -----------------------  ------------      -----
 $      0                $      0    8   Gain or (Loss) on UMC sales                    ($12,217,005)
---------   ---------   ---------      -----------------------------------------------  ------------      -----
                         $      0    9                                                   $         0
---------   ---------   ---------      -----------------------------------------------  ------------      -----

 $      0   $       0    $      0   10       TOTAL REVENUES                             ($ 7,944,367)     $   0
---------   ---------   ---------                                                       ------------      -----
                                       EXPENSES:
 $ 11,775               ($ 11,775)  11   Compensation to Owner(s)/Officer(s)             $   461,569
---------   ---------   ---------                                                       ------------      -----
 $ 20,985               ($ 20,985)  12   Salaries                                        $ 1,401,665
---------   ---------   ---------                                                       ------------      -----
                         $      0   13   Commissions                                     $         0
---------   ---------   ---------                                                       ------------      -----
 $  5,270               ($  5,270)  14   Contract Labor                                  $   162,939
---------   ---------   ---------                                                       ------------      -----
                                         Rent/Lease:
                         $      0   15     Personal Property                             $     8,533
---------   ---------   ---------                                                       ------------      -----
 $  2,000               ($  2,000)  16     Real Property                                 $   985,738
---------   ---------   ---------                                                       ------------      -----
 $  2,839               ($  2,839)  17   Insurance                                       $ 2,459,774
---------   ---------   ---------                                                       ------------      -----
                         $      0   18   Management Fees                                 $         0
---------   ---------   ---------                                                       ------------      -----
                         $      0   19   Depreciation                                    $   159,065
---------   ---------   ---------                                                       ------------      -----
                                         Taxes:
 $    536               ($    536)  20      Employer Payroll Taxes                       $   310,317
---------   ---------   ---------                                                       ------------      -----
                         $      0   21      Real Property Taxes                          $    12,760
---------   ---------   ---------                                                       ------------      -----
($    447)               $    447   22      Other Taxes                                 ($    26,493)
---------   ---------   ---------                                                       ------------      -----
                         $      0   23   Other Selling                                   $   931,305
---------   ---------   ---------                                                       ------------      -----
($  3,926)               $  3,926   24   Other Administrative                            $   386,356
---------   ---------   ---------                                                       ------------      -----
                         $      0   25   Interest                                        $   777,750
---------   ---------   ---------                                                       ------------      -----
                         $      0   26   Other Expenses:       amortization              $ 1,461,364
---------   ---------   ---------                              -----------------------  ------------      -----
                         $      0   27                                                   $         0
---------   ---------   ---------      -----------------------------------------------  ------------      -----
                         $      0   28                                                   $         0
---------   ---------   ---------      -----------------------------------------------  ------------      -----
                         $      0   29                                                   $         0
---------   ---------   ---------      -----------------------------------------------  ------------      -----
                         $      0   30                                                   $         0
---------   ---------   ---------      -----------------------------------------------  ------------      -----
                         $      0   31                                                   $         0
---------   ---------   ---------      -----------------------------------------------  ------------      -----
                         $      0   32                                                   $         0
---------   ---------   ---------      -----------------------------------------------  ------------      -----
                         $      0   33                                                   $         0
---------   ---------   ---------      -----------------------------------------------  ------------      -----
                         $      0   34                                                   $         0
---------   ---------   ---------      -----------------------------------------------  ------------      -----

 $ 39,032   $       0   ($ 39,032)  35       TOTAL EXPENSES                              $ 9,492,642      $   0
---------   ---------   ---------                                                       ------------      -----
($ 39,032)  $       0   ($ 39,032)  36   SUBTOTAL                                       ($17,437,009)     $   0
---------   ---------   ---------                                                       ------------      -----

                                       REORGANIZATION ITEMS:
($386,411)               $386,411   37   Professional Fees                              ($ 4,523,304)
---------   ---------   ---------                                                       ------------      -----
                         $      0   38   Provisions for Rejected Executory Contracts     $         0
---------   ---------   ---------                                                       ------------      -----
 $  4,606                $  4,606   39   Interest Earned on Accumulated Cash from        $    25,038
---------   ---------   ---------                                                       ------------      -----
                                         Resulting Chp 11 Case                           $         0
                                                                                        ------------
 $      0                $      0   40   Gain or (Loss) from Sale of Equipment          ($62,260,563)
---------   ---------   ---------                                                       ------------      -----
                         $      0   41   U.S. Trustee Quarterly Fees                    ($    25,250)
---------   ---------   ---------                                                       ------------      -----
                         $      0   42                                                   $         0
---------   ---------   ---------      -----------------------------------------------  ------------      -----

($381,805)  $       0   ($381,805)  43        TOTAL REORGANIZATION ITEMS                ($66,784,079)     $   0
---------   ---------   ---------                                                       ------------      -----

($420,837)  $       0   ($420,837)  44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES   ($84,221,088)     $   0
---------   ---------   ---------                                                       ------------      -----
                         $      0   45 Federal & State Income Taxes
---------   ---------   ---------                                                       ------------      -----
($420,837)  $       0   ($420,837)  46 NET PROFIT (LOSS)                                ($84,221,088)     $   0
=========   =========   =========                                                       ============      =====

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                            0-30 DAYS    31-60 DAYS   61-90 DAYS   91+ DAYS     TOTAL
                                         ---------    ----------   ----------   --------    -------
FEDERAL

         Income Tax Withholding                                                             $    0
                                          -------       -------      ------      -------    ------
         FICA - Employee                                                                    $    0
                                          -------       -------      ------      -------    ------
         FICA - Employer                                                                    $    0
                                          -------       -------      ------      -------    ------
         Unemployment (FUTA)                                                                $    0
                                          -------       -------      ------      -------    ------
         Income                                                                             $    0
                                          -------       -------      ------      -------    ------
         Other (Attach List)                                                                $    0
                                          -------       -------      ------      -------    ------
TOTAL FEDERAL TAXES                       $     0       $     0      $    0      $     0    $    0
                                          -------       -------      ------      -------    ------
STATE AND LOCAL

         Income Tax Withholding                                                             $    0
                                          -------       -------      ------      -------    ------
         Unemployment (UT)                                                                  $    0
                                          -------       -------      ------      -------    ------
         Disability Insurance (DI)                                                          $    0
                                          -------       -------      ------      -------    ------
         Empl. Training Tax (ETT)                                                           $    0
                                          -------       -------      ------      -------    ------
         Sales                                                                              $    0
                                          -------       -------      ------      -------    ------
         Excise                                                                             $    0
                                          -------       -------      ------      -------    ------
         Real property                                                                      $    0
                                          -------       -------      ------      -------    ------
         Personal property                                                                  $    0
                                          -------       -------      ------      -------    ------
         Income                                                                             $    0
                                          -------       -------      ------      -------    ------
         Other (Attach List)                                                                $    0
                                          -------       -------      ------      -------    ------
TOTAL STATE & LOCAL TAXES                 $     0       $     0      $    0      $     0    $    0
                                          -------       -------      ------      -------    ------
TOTAL TAXES                               $     0       $     0      $    0      $     0    $    0
                                          =======       =======      ======      =======    ======

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                CLAIMED          ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                      AMOUNT         AMOUNT (B)
-------------------------------------------                 ---------------  -----------------
         Secured claims  (a)
                                                            ---------------  ------------------
         Priority claims other than taxes
                                                            ---------------  ------------------
         Priority tax claims
                                                            ---------------  ------------------
         General unsecured claims
                                                            ---------------  ------------------

(a)      List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                        ACCOUNT 1         ACCOUNT 2        ACCOUNT 3      ACCOUNT 4
                                        ---------         ---------        ---------      ---------
Bank
                                      --------------  ----------------  --------------  ------------
Account Type
                                      --------------  ----------------  --------------  ------------
Account No.
                                      --------------  ----------------  --------------  ------------
Account Purpose
                                      --------------  ----------------  --------------  ------------
Balance, End of Month
                                      --------------  ----------------  --------------  ------------
Total Funds on Hand for all Accounts  $           0
                                      ==============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                              FOR THE MONTH ENDED
                                                 -------------

                                                                                 Actual       Cumulative
                                                                             Current Month  (Case to Date)
                                                                             -------------  --------------
     CASH RECEIPTS

1             Rent/Leases Collected
                                                                               --------        --------
2             Cash Received from Sales                                         $      0
                                                                               --------        --------
3             Interest Received                                                $      0
                                                                               --------        --------
4             Borrowings
                                                                               --------        --------
5             Funds from Shareholders, Partners, or Other Insiders
                                                                               --------        --------
6             Capital Contributions
                                                                               --------        --------
7             -------------------------------------------------------------    --------        --------

8             -------------------------------------------------------------    --------        --------

9             -------------------------------------------------------------    --------        --------

10            -------------------------------------------------------------    --------        --------

11            -------------------------------------------------------------    --------        --------

12                   TOTAL CASH RECEIPTS                                       $      0        $      0
                                                                               --------        --------
     CASH DISBURSEMENTS

13            Payments for Inventory                                                  0
                                                                               --------        --------
14            Selling                                                          $      0
                                                                               --------        --------
15            Administrative                                                   $      0
                                                                               --------        --------
16            Capital Expenditures
                                                                               --------        --------
17            Principal Payments on Debt
                                                                               --------        --------
18            Interest Paid                                                    $      0
                                                                               --------        --------
              Rent/Lease:
19                   Personal Property
                                                                               --------        --------
20                   Real Property
                                                                               --------        --------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries
                                                                               --------        --------
22                   Draws
                                                                               --------        --------
23                   Commissions/Royalties
                                                                               --------        --------
24                   Expense Reimbursements
                                                                               --------        --------
25                   Other
                                                                               --------        --------
26            Salaries/Commissions (less employee withholding)
                                                                               --------        --------
27            Management Fees
                                                                               --------        --------
              Taxes:
28                   Employee Withholding
                                                                               --------        --------
29                   Employer Payroll Taxes
                                                                               --------        --------
30                   Real Property Taxes
                                                                               --------        --------
31                   Other Taxes
                                                                               --------        --------
32            Other Cash Outflows:
                                                                               --------        --------

33                   ------------------------------------------------------    --------        --------

34                   ------------------------------------------------------    --------        --------

35                   ------------------------------------------------------    --------        --------

36                   ------------------------------------------------------    --------        --------

37                   ------------------------------------------------------    --------        --------

38                   TOTAL CASH DISBURSEMENTS:                                 $      0        $      0
                                                                               --------        --------
39   NET INCREASE (DECREASE) IN CASH                                           $      0        $      0
                                                                               --------        --------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                               --------        --------
41   CASH BALANCE, END OF PERIOD                                               $      0        $      0
                                                                               ========        ========

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 11/30/03

                                                                                                   ACTUAL        CUMULATIVE
      CASH FLOWS FROM OPERATING ACTIVITIES                                                      CURRENT MONTH   (CASE TO DATE)
                                                                                                -------------   --------------
1            Cash Received from Sales                                                            $         0      $ 7,767,965
                                                                                                 -----------      -----------
2            Rent/Leases Collected                                                                                $   580,159
                                                                                                 -----------      -----------
3            Interest Received                                                                                    $         0
                                                                                                 -----------      -----------
4            Cash Paid to Suppliers                                                                               $ 1,539,489
                                                                                                 -----------      -----------
5            Cash Paid for Selling Expenses                                                                       $   821,150
                                                                                                 -----------      -----------
6            Cash Paid for Administrative Expenses                                               $    70,710      $   634,995
                                                                                                 -----------      -----------
             Cash Paid for Rents/Leases:
                                                                                                                  -----------
7                 Personal Property                                                                               $    28,009
                                                                                                 -----------      -----------
8                 Real Property                                                                  $     2,000      $ 1,010,747
                                                                                                 -----------      -----------
9            Cash Paid for Interest                                                                               $         0
                                                                                                 -----------      -----------
10           Cash Paid for Net Payroll and Benefits                                              $    19,398      $ 1,631,673
                                                                                                 -----------      -----------
             Cash Paid to Owner(s)/Officer(s)                                                                     $         0
                                                                                                                  -----------
11                Salaries                                                                       $     9,000      $   434,211
                                                                                                 -----------      -----------
12                Draws                                                                                           $         0
                                                                                                 -----------      -----------
13                Commissions/Royalties                                                                           $         0
                                                                                                 -----------      -----------
14                Expense Reimbursements                                                                          $         0
                                                                                                 -----------      -----------
15                Other                                                                                           $         0
                                                                                                 -----------      -----------
             Cash Paid for Taxes Paid/Deposited to Tax Acct.                                                      $         0
                                                                                                                  -----------
16                Employer Payroll Tax                                                           $     1,322      $   173,102
                                                                                                 -----------      -----------
17                Employee Withholdings                                                                           $         0
                                                                                                 -----------      -----------
18                Real Property Taxes                                                                             $         0
                                                                                                 -----------      -----------
19                Other Taxes (includes withholding taxes paid on UMC shares)                    $         0      $ 1,716,720
                                                                                                 -----------      -----------
20           Cash Paid for General Expenses                                                      $     4,810      $   786,928
                                                                                                 -----------      -----------
21                Rebates                                                                                         $   600,459
             ---------------------------------------------------------------------------------   -----------      -----------
22
             ---------------------------------------------------------------------------------   -----------      -----------
23
             ---------------------------------------------------------------------------------   -----------      -----------
24
             ---------------------------------------------------------------------------------   -----------      -----------
25
             ---------------------------------------------------------------------------------   -----------      -----------
26
             ---------------------------------------------------------------------------------   -----------      -----------

27                NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS  ($   107,240)    ($ 1,029,359)
                                                                                                 -----------      -----------
      CASH FLOWS FROM REORGANIZATION ITEMS

28           Interest Received on Cash Accumulated Due to Chp 11 Case                            $     4,606      $    25,038
                                                                                                 -----------      -----------
29           Professional Fees Paid for Services in Connection with Chp 11 Case                  $   134,541      $ 3,917,457
                                                                                                 -----------      -----------
30           U.S. Trustee Quarterly Fees                                                         $         0      $    25,250
                                                                                                 -----------      -----------
31A          KERP/PTO & Severance payments                                                                        $ 3,000,000
                                                                                                 -----------      -----------
31B          Net cash (received)/paid related to sold/discontinued product lines                 $         0     ($   397,860)
                                                                                                 -----------      -----------

32                NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                              ($   129,935)    ($ 6,519,809)
                                                                                                 -----------      -----------

33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                ($   237,175)    ($ 7,549,168)
                                                                                                 -----------      -----------
      CASH FLOWS FROM INVESTING ACTIVITIES

34           Capital Expenditures                                                                                 $         0
                                                                                                 -----------      -----------
35           Proceeds from Sales of Capital Goods due to Chp 11 Case                             $         0      $44,991,055
                                                                                                 -----------      -----------
36           Proceeds from UMC sales                                                             $   920,005      $41,835,480
                                                                                                 -----------      -----------

37                NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                               $   920,005      $86,826,535
                                                                                                 -----------      -----------
      CASH FLOWS FROM FINANCING ACTIVITIES

38           Net Borrowings (Except Insiders)                                                                     $         0
                                                                                                 -----------      -----------
39           Net Borrowings from Shareholders, Partners, or Other Insiders                                        $         0
                                                                                                 -----------      -----------
40           Capital Contributions                                                                                $         0
                                                                                                 -----------      -----------
41           Principal Payments                                                                  $   920,005      $21,563,386
                                                                                                 -----------      -----------
42                                                                                                                $         0
             ---------------------------------------------------------------------------------   -----------      -----------

43                NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                              ($   920,005)    ($21,563,386)
                                                                                                 -----------      -----------

44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                      ($   237,175)     $57,713,981
                                                                                                 -----------      -----------

45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                            $60,995,477      $ 3,064,884
                                                                                                 -----------      -----------

46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                  $60,758,302      $60,778,865
                                                                                                 ===========      ===========

SONICblue Inc.                                                         Exhibit 1
Payments for Pre-petition liabilities

Vendor                                            Date                  Amount
--------------------------------------------------------------------------------
Citadel Equity Fund Ltd                         11/7/2003             306,668.19
Smithfield Fiduciary LLC                        11/7/2003             306,668.19
Portside Growth & Opportunity Fund              11/7/2003             306,668.19

--------------------------------------------------------------------------------
Total                                                                $920,004.57
================================================================================

SONICblue Inc.                                                         Exhibit 2
Payments for Professional Fees

Vendor                                               Date                Amount
--------------------------------------------------------------------------------
Bank One                                           11/18/2003           19,474.56
Bank One                                           11/18/2003           11,517.96
Bank One                                           11/18/2003           17,140.84
Bank One                                           11/18/2003           26,011.77
Bank One                                           11/18/2003           34,398.87
Bank One                                           11/18/2003           16,171.64
Bank One                                           11/18/2003            9,824.99

---------------------------------------------------------------------------------
Total                                                                 $134,540.63
=================================================================================

SONICblue, Inc                                                         Exhibit 3
Payments to Officers

Name                                    11/15/2003        11/29/2003           Total
--------------------------------------------------------------------------------------
Smith, Marcus                           $4,000.00         $5,000.00          $9,000.00

--------------------------------------------------------------------------------------
Total                                                                        $9,000.00
======================================================================================